SUPPLEMENT TO THE FIDELITY MAGELLAN(registered trademark) FUND MAY 22, 1997 PROSPECTUS
Effective the close of business on September 30, 1997, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date, including participants in most employee benefit plans (and their successor plans) in which the fund had been established as an investment option by that date, will be able to continue to purchase shares of the fund.